UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 16, 2004
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         IOWA                            0-32637                    42-1039071
(State or Other Jurisdiction of    (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE

(Former Name, Former Address and Former Fiscal Year, if Changed Since
 Last Report)



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Item 7.  Financial Statements and Exhibits

  The following exhibit is filed as part of this Report:

     Exhibit No.                                 Description

       99.1                            News Release dated July 16, 2004


Item 9.  Regulation FD Disclosure

  On July 16, 2004, Ames National Corporation issued a News Release announcing financial results for the three and six months ended June 30, 2004. A copy of the New Release is attached hereto as Exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

  On July 16, 2004, Ames National Corporation issued a News Release announcing financial results for the three and six months ended June 30, 2004. A copy of the New Release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMES NATIONAL CORPORATION

Date:  July 16, 2004                        By:   /s/ Daniel L. Krieger
                                                  ------------------------------
                                                    Daniel L. Krieger, President
                                                   (Principal Executive Officer)


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                                  EXHIBIT INDEX

         Exhibit No.                                      Description

           99.1                                 News Release dated July 16, 2004